Loans Receivables	12 Months Ended
Oct. 31, 2021
Receivables [Abstract]
LOANS RECEIVABLES

NOTE 7 – LOANS RECEIVABLES

Loans receivables include amounts due from related franchisees and are presented net of imputed interest and an allowance for estimated loan losses. The loans are provided in the form of credit line to related franchisee to support their operations. These loans are unsecured with a due date of 18 months upon initial drawing.

Management has determined that the 18-month borrowing rate most appropriately capture the financing cost for these loans. Given that the loans are in the forms of credit lines to the franchisees that may have varying balances over time, as a practical expedient, management has elected to the expense the interest as a cost of revenue at inception rather than amortize over time.

The amounts charged were $724,337 and $755,707 for the years ended October 31, 2021 and 2020, respectively.

The allowance for loan losses represents an estimate of the amount of net losses inherent in our portfolio of managed receivables as of the applicable reporting date and expected to become evident during the following 12 months.

Each lending request is evaluated by considering the borrower’s financial condition. The Company uses a proprietary model to assign each franchisee a risk rating. This model uses historical franchisee performance data to identify key factors about a franchisee that are considered most significant in predicting a franchisee’s ability to meet its financial obligations. The Company also considers numerous other financial and qualitative factors of the franchisee’s operations, including capitalization and leverage, liquidity and cash flow, profitability, and credit history with the Company and other creditors.

The Company also consider recent trends in delinquencies and defaults, recovery rates and the economic environment in assessing the models used in estimating the allowance for loan losses, and may adjust the allowance for loan losses to reflect factors that may not be captured in the models. In addition, the Company periodically consider whether the use of additional metrics would result in improved model performance and revise the models when appropriate. The provision for loan losses is the periodic expense of maintaining an adequate allowance.

An account is considered delinquent when the related franchisee fails to make a substantial portion of a scheduled payment 3 months after the due date. For purposes of determining impairment, loans are evaluated collectively, as they represent a large group of smaller-balance homogeneous loans, and therefore, are not individually evaluated for impairment.

As these loans are non-interest bearing, the Company recorded a discount to the face amount using an imputed interest rate of 11.75% for the years ended October 31, 2021 and 2020 to reflect the fair value of the loan at origination. The imputed interest rate reflects the borrowing rate in the market under similar terms and duration. Direct costs associated with loan originations are not considered material, and thus, are expensed as incurred.

	October 31, 2021	October 31, 2020
Loan to related franchisees, gross	16,591,780	9,974,576
Discount based on imputed interest rate of 11.75%	(1,949,060)	(1,167,634)
Loan to related franchisees, net of discount	14,642,720	8,806,942

	October 31, 2021	October 31, 2020
Loan to related franchisees, net of discount	14,642,720	8,806,942
Provision for credit losses	(832,170)	(498,762)
Loan to related franchisees, net of discount and allowance	13,810,550	8,308,180

The following is a summary of the activity in the allowance for credit loss:

	October 31, 2021	October 31, 2020
Balance at beginning of year	498,762	193,634
Provision	409,762	293,362
Charge-offs	-	-
Recoveries	(100,739)	-
Effect of translation adjustment	24,385	11,766
Balance at end of year	832,170	498,762

Credit loss was $1,054,774 and $305,128 for the years ended October 31, 2021 and 2020, respectively.

The following is a summary of current and non-current loan receivables, net of allowance for credit losses:

	October 31, 2021	October 31, 2020
Loan to related franchisees, net of discount and allowances, current	9,673,893	2,999,261
Loan to related franchisees, net of discount and allowances, non-current	4,136,657	5,308,919
	13,810,550	8,308,180

Credit Quality

The Company extends credit to related franchisees primarily in the form of lines of credit to purchase vehicles and support their daily operations. Each of the franchisees are assigned to one of nine groups according to risk ratings with Group 1 demonstrating the strongest financial metrics, including performance and repayment ability and Group IX demonstrating the weakest financial metrics.

Generally, the company suspends credit lines and does not extend further funding to franchisee who are unable to repay the balance within 3 months after the 18-month deadline.

The Company regularly reviews the model to confirm the continued business significance and statistical predictability of the model and may make updates to improve the performance of the model. In addition, the Company regularly audits the related franchisee’s inventory and sales records to verify the franchisee’s performance. Based on the results of monitoring the franchisee’s performance, including daily payment verifications and monthly analysis of the franchisee’s financial statements, payoffs, aged inventory, over credit line and delinquency reports, the Company can adjust the franchisee’s risk rating, if necessary.

The credit quality of the loans receivables is evaluated based on our internal risk rating analysis. A franchisee has the same risk rating for its entire financing regardless of the type and timing of financing.

The credit quality analysis of franchisee loan receivables at October 31 was as follows:

	October 31, 2021	October 31, 2020
Franchisee Financing:
Group I	-	11,030
Group II	90,538	107,763
Group III	-	212,995
Group IV	-	209,190
Group V	745,393	667,440
Group VI	9,211,326	4,608,741
Group VII	62,084	-
Group VIII	-	814,780
Group IX	365,070	-
Group X	255,593	445,044
Group XI	518,378	-
Group XII	96,926	330,210
Group XIII	740,337	228,800
Group XIV	2,557,075	413,495
Group XV	-	227,657
Group XVI	-	529,797
Balance at end of year	14,642,720	8,806,942